LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby makes, constitutes and appoints Meredith Longsworth and Kevin Wirges, and each of them signing singly, and with full power of substitution and resubstitution, each with the power to act alone for the undersigned and in the undersigned's name, place and stead, in any and all capacities to:

(1) with respect to the equity securities of CareMax, Inc., a Delaware corporation (the "Company"), prepare, execute, acknowledge, deliver and file with the United States Securities and Exchange Commission (the "SEC"), any
national securities exchanges and the Company, (i) a Form ID, and any amendments thereto, Update Passphrase Confirmation, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC, and (ii) any and all reports (including Forms
3, 4, and 5) and any amendments thereto, as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange
Act");

(2) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3) perform any and all other acts which in the discretion of such attorney-in-
fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

(1) this Power of Attorney authorizes, but does not require, such attorney-in-
fact to act in his or her discretion on information provided to such attorney-
in-fact without independent verification of such information;

(2) any documents prepared and/or executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3) neither the Company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of Section 16 of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section 16 of the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

The undersigned hereby gives and grants the foregoing attorneys-in-fact, and each of them, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, with full power of substitution and re-substitution, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports (including Forms 3, 4 and 5)
under Section 16 of the Exchange Act with respect to the undersigned's transactions in equity securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of October, 2021.

/s/ Vincent Omachonu
                                              Vincent Omachonu